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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549





                                    FORM 8-K



              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




         Date of Report (Date of earliest event reported): July 19, 2000




                          Commission file number 1-5064




                                  Jostens, Inc.
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             (Exact name of Registrant as specified in its charter)



Minnesota                                                 41-0343440
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(State or other jurisdiction of incorporation             (I.R.S. Employer
 or organization)                                         Identification number)

5501 Norman Center Drive, Minneapolis, Minnesota          55437
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(Address of principal executive offices)                  (Zip code)





Registrant's telephone number, including area code: (952) 830-3300
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Item 5.  Other Events

                 On July 10, 2000, the 5th U.S. Circuit Court of Appeals denied an appeal by Taylor Publishing Co. and affirmed the Texas federal trial court's judgment to overturn a $25.3 million jury verdict against Jostens in a two-year-old antitrust lawsuit. A copy of the press release announcing the 5th U.S Circuit Court of Appeals decision is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits

         (c)     Exhibits

                 Exhibit No.   Description
                 -----------   -----------
                 99.1          Press release issued by Jostens on July 14, 2000
                               announcing the 5th U.S. Circuit Court of Appeals decision.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                          JOSTENS, INC.
                          Registrant


Date: July 19, 2000       By /s/ William N. Priesmeyer
                          ---------------------------------------------
                               William N. Priesmeyer
                               Senior Vice President and Chief Financial Officer (Chief Accounting Officer)

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                                  EXHIBIT INDEX


Exhibit       Description
-------       -----------
99.1          Press release issued by Jostens on July 14, 2000 announcing the
              5th U.S. Circuit Court of Appeals decision.